UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          ___________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 22, 2003
                Date of Report (date of earliest event reported)

                          ___________________________


                          Commission File Number 0-9653

                                   XICOR, INC.
             (Exact name of registrant as specified in its charter)



              California                               94-2526781
     (State or other jurisdiction of                (I.R.S.Employer
     incorporation or organization)                Identification No.)



     933 Murphy Ranch Road, Milpitas, California          95035
     (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (408) 432-8888


          (Former name or former address, if changed since last report)

  Item 7. Financial Statements and Exhibits


           (c)          Exhibits


  Exhibit No.   Description
  -----------   -----------

    99.1 Press Release, dated as of October 22, 2003, entitled "Xicor Announces Third Quarter 2003 Earnings Results".



  Item 9.   Regulation FD Disclosure (pursuant to Item 12)

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

     On October 22, 2003, Xicor, Inc. issued a press release announcing third quarter 2003 financial results. The press release is attached as Exhibit 99.1.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   XICOR, INC., a
                                   California Corporation

                                   By /s/Louis DiNardo
                                   ------------------------------------------
                                   Louis DiNardo
                                   Chief Executive Officer
                                   (Principal Executive Officer)

                                   By /s/Geraldine N. Hench
                                   ------------------------------------------
                                   Geraldine N. Hench
                                   Vice President, Finance and Administration
                                   (Principal Financial Officer)

Date:  October 22, 2003

                                  EXHIBIT INDEX

Exhibit No.     Description
----------      -----------

  99.1 Press Release, dated as of October 22, 2003, entitled "Xicor Announces Third Quarter 2003 Earnings Results"